SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C.  20549

                                                           _______________

                                                              FORM 8-K

                                                           CURRENT REPORT


                                         Pursuant to Section 13 or 15(d) of the

                                               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 14, 1997






                       INNOVO GROUP INC.
_______________________________________________________________________
                              (Exact name of registrant as specified in charter)



       Delaware                 0-18926                  11-2928178
______________________________________________________________________
(State or other jurisdiction    Commission               (IRS Employer
   of Incorporation             File Number)             Identification No.)



  27 North Main Street, Springfield, Tennessee                  37172
______________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:    (615) 384-0100




                                                           Not Applicable
______________________________________________________________________
                  (Former name or former address, if changed since last report)

                                                              Contents


Item 5:           Other Events                                                 3

Signatures                                                                     4

ITEM 5.           Other Events

         On March 14, 1997, Innovo Group Inc. ("the Company") issued the press release attached as Exhibit 10.1.

                                                             SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                             INNOVO GROUP INC.
                                                             (Registrant)



Date:  March 14, 1997                             By:/s/ Patricia Anderson-Lasko
                                                    ____________________________
                                                      Patricia Anderson-Lasko
                                                       Chairman/President/CEO